EXHIBIT 10.1

7th AMENDMENT AND CONSOLIDATION OF THE ARTICLES OF ASSOCIATION OF

BANQI INSTITUIÇÃO DE PAGAMENTO LTDA.

CNPJ/ME 30.723.871/0001-02

NIRE 35.231.093.194

By this private instrument,

CARRIER EQ, LLC., a private law entity registered with the CNPJ/ME under No. 29.572.532/0001-85, headquartered at the Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, United States of América, herein represented by its attorneys-in-fact, Orivaldo Padilha, Brazilian, married, business administrator, bearer of Identity Card RG No. 13.984.996 SSP/SP and enrolled with the CPF/ME under No. 043.844.518-06; and Helisson Brigido Andrade Lemos, Brazilian, married, marketing graduate, bearer of Identity Card RG No. 32.454.05 SSP/GO and enrolled with the CPF/ME under No. 816.205.781-15, both with business address in the City of São Caetano do Sul, State of São Paulo, at Rua Samuel Klein, 83, Centro, CEP 09510-125 (“Carrier EQ”); and

LAKE NIASSA EMPREENDIMENTOS E PARTICIPAÇÕES LTDA., a limited liability company (sociedade limitada) registered with the CNPJ/ME under No. 10.641.453/0001-50, headquartered in the City of São Caetano do Sul, State of São Paulo, at Rua Samuel Klein, 83, Centro, CEP 09510-125, herein represented by its Executive Officers (Diretores), Orivaldo Padilha, Brazilian, married, business administrator, bearer of Identity Card RG No. 13.984.996 SSP/SP and enrolled with the CPF/ME under No. 043.844.518-06; and Helisson Brigido Andrade Lemos, Brazilian, married, marketing graduate, bearer of Identity Card RG No. 32.454.05 SSP/GO and enrolled with the CPF/ME under No. 816.205.781-15, both with business address in the City of São Caetano do Sul, State of São Paulo, at Rua Samuel Klein, 83, Centro, CEP 09510-125 (“Lake Niassa”);

as the sole quotaholders of BANQI INSTITUIÇÃO DE PAGAMENTO LTDA., a limited liability company (sociedade limitada) headquartered at Rua Butantã, 194, 4th floor, in the City of São Paulo, State of São Paulo, CEP 05424-000, registered with the CNPJ/ME under No. 30.723.871/0001-02, with its Articles of Association filed with the Board of Trade of the State of São Paulo ("JUCESP") under NIRE 35.231.093.194, hereinafter referred to simply as "Company", hereby resolve to amend the Company's Articles of Association as follows:

1.

SHARE CAPITAL INCREASE

1.1.

The quotaholders resolve to increase the Company's share capital, currently from BRL 1,000,000.00 (one million reais) to BRL 69,870,000.00 (sixty-nine million, eight hundred and seventy thousand reais), an increase, therefore, of BRL 68,870,000.00 (sixty-eight million, eight hundred and seventy thousand reais), with the issue of 68,870,000 (sixty-eight million, eight hundred and seventy thousand) new quotas, with par value of BRL 1.00 (one real) each, fully subscribed and paid up, in Brazilian currency, through the capitalization of Advances for Future Capital Increase ("AFAC") made by the quotaholder Lake Niassa, according to the amounts and dates indicated in the table below:

Date (month/day/year)	Amount
07/03/2020	BRL 470,000.00
07/29/2020	BRL 6,900,000.00
09/29/2020	BRL 800,000.00
10/01/2020	BRL 8,000,000.00
11/27/2020	BRL 3,000,000.00
11/30/2020	BRL 5,000,000.00
01/06/2021	BRL 7,000,000.00
02/18/2021	BRL 6,100,000.00
03/12/2021	BRL 5,800,000.00
04/09/2021	BRL 8,800,000.00
05/07/2021	BRL 8,200,000.00
06/09/2021	BRL 8,800,000.00

1.2.

Carrier EQ hereby waives the preemptive right in relation to the subscription of the new quotas referred to above, pursuant to Paragraph 1 of Article 1,081 of the Brazilian Civil Code.

1.3.

As a result of the capital increase approved above, Clause 5 of the Articles of Association will henceforth be in force with the following wording:

"CLAUSE 5 – The share capital is BRL 69,870,000.00 (sixty-nine million, eight hundred and seventy thousand reais), divided into 69,870,000 (sixty-nine million, eight hundred and seventy thousand) quotas, with par value of BRL 1.00 (one real) each, fully subscribed and paid up in national currency, distributed between the quotaholders as follows:

NAME OF THE QUOTAHOLDERS	No. OF QUOTAS	VALUE (BRL)%
Carrier EQ, LLC.	999,900	999,900.00	1.43%
Lake Niassa Empreendimentos e Participações Ltda.	68,870,100	68,870,100.00	98.57%
TOTAL	69,870,000	69,870,000.00	100%

Paragraph 1 - The liability of each quotaholder is limited to the value of their respective quotas, but all of them are jointly and severally liable for the payment of the share capital.

Paragraph 2 - The quotaholders will not have a subsidiary responsibility for the obligations of the Company, as set forth in Article 1,054, together with Article 997, VIII, of Law No. 10,406/2002.”

2.

RATIFICATION OF THE ARTICLES OF ASSOCIATION

2.1.

Finally, the quotaholders resolve to ratify the other clauses of the Company's Articles of Association that have not been expressly amended by this instrument.

In witness whereof, they execute this instrument in 3 (three) counterparts of equal content and form, in the presence of 2 (two) witnesses below.

São Paulo, June 14, 2021.

QUOTAHOLDERS:

__________/S/ Orivaldo Padilha ___________/S/ Helisson Brigido Andrade Lemos

CARRIER EQ, LLC.

Attorneys-in-fact

Orivaldo Padilha	Helisson Brigido Andrade Lemos

__________/S/ Orivaldo Padilha ___________/S/ Helisson Brigido Andrade Lemos
LAKE NIASSA EMPREENDIMENTOS E PARTICIPAÇÕES LTDA.
Orivaldo Padilha	Helisson Brigido Andrade Lemos

WITNESSES:

_____________________________________ NAME: RG: CPF:	___________________________________ NAME: RG: CPF: